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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): AUGUST 11, 2004



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202


              MICHIGAN                                   38-1999511
   (State or other jurisdiction            (I.R.S. Employer Identification No.)
  of incorporation or organization)


     25505 W. TWELVE MILE ROAD, SUITE 3000                    48034-8339
             SOUTHFIELD, MICHIGAN                             (Zip Code)
    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (248) 353-2700









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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On August 11, 2004, Credit Acceptance Corporation (the "Company") issued a press release announcing the renewal and increase in the amount of its revolving warehouse facility and the commencement of a modified dutch auction tender offer to purchase up to 3,000,000 shares of its outstanding common stock. The press release, dated August 11, 2004, is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1     Press Release dated August 11, 2004




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CREDIT ACCEPTANCE CORPORATION
                                  (Registrant)

                                  By: /s/ Douglas W. Busk
                                  -----------------------------
                                  Douglas W. Busk
                                  Treasurer
                                  August 12, 2004



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                                INDEX OF EXHIBITS

         EXHIBIT NO.                        DESCRIPTION
         -----------         ----------------------------------------------
            99.1             Press Release dated August 11, 2004.